Nature of Business	12 Months Ended
Sep. 30, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of Operations [Text Block]
Nature of Business

The Cash Store Financial Services Inc. (the “Company”) operates under two branch banners: The Cash Store Financial and Instaloans (TSX: CSF, NYSE: CSFS), who act as lenders and brokers to facilitate short-term advances and provide other financial services, to income-earning consumers. As at September 30, 2012, the Company operated 536 (2011 - 586, 2010 - 544) branches. The Company has operations in Canada and the United Kingdom.

The Cash Store Financial is a Canadian corporation that is not affiliated with Cottonwood Financial Ltd. or the outlets of Cottonwood Financial Ltd. which operate in the United States under the name "Cash Store."  The Cash Store Financial does not conduct under the name "Cash Store" in the United States and does not own or provide any consumer lending services in the United States.